Exhibit 99.4

KeyBank National Association

Mailcode: CA-03-03-2900

Three Embarcadero Center, Ste. 2900

San Francisco, CA 94111

Tel: 415-733-2476

Fax: 415-733-2480

E-mail:

kmcbride@keybanccm.com

April 27, 2006

Quantum Corporation

1650 Technology Drive

Suite 800

San Jose, California 95110

Attention: Edward Hayes, Jr.,

            Executive Vice President and Chief Financial Officer

Re: $500,000,000 Senior Secured Credit Facilities – Facility Letter

Ladies and Gentlemen:

You have advised KeyBank National Association (“KeyBank”) that Quartz (“you” or the “Company”) intends to acquire (the “Acquisition”) all the issued and outstanding capital stock (the “Shares”) of Agate (the “Target”) for cash (the “Offer”) by a wholly-owned subsidiary of the Company (“Offer Subsidiary”) for a majority of the outstanding Shares on a fully diluted basis (the “Minimum Shares”) followed by a merger (the “Merger”) of the Target with and into Offer Subsidiary. We understand that the cash consideration to be paid for the Shares acquired in connection with the Acquisition will be up to $12.25 per share. You have further advised us that in connection with the foregoing the Company will obtain a 364-day revolving credit facility (the “Facility” and; together with the Acquisition, the “Transactions”) in an aggregate principal amount of up to $500,000,000 (as more fully described in the Summary of Principal Terms and Conditions attached hereto as Exhibit A (the “Term Sheet”)).

You have requested that KeyBank (i) agree to structure, arrange and syndicate the Facility and (ii) commit to provide the Facility and to serve as exclusive advisor, sole lead arranger, sole bookrunner, sole syndication agent and administrative agent therefore. KeyBank is pleased to advise you of (i) its willingness to act as exclusive advisor, sole lead arranger, sole bookrunner, sole syndication agent and administrative agent for the Facility and (ii) its commitment to provide the entire amount of the Facility (the “Commitment”) upon the terms and subject to the conditions set forth or referred to in this commitment letter and the Term Sheet (together the “Commitment Letter”).

KeyBank reserves the right and intends, prior to or after the execution of the definitive documentation with respect to the Facility (the “Facility Documents”), to syndicate all or a portion of its commitment to one or more financial institutions or other persons (such entities, together with KeyBank, the “Lenders”) identified by KeyBank in consultation with, and reasonably acceptable to, you, which Lenders will become parties to the Facility Documents. It is agreed that KeyBank will act as the sole administrative agent and exclusive advisor for, and sole lead arranger, sole bookrunner and sole syndication agent of, the Facility and that no additional agents or co-agents or co-arrangers will be appointed without the prior written consent of KeyBank.

Key shall be entitled, after consultation with Borrower, to change the pricing, terms, allocation or structure of the Facilities ((provided that: 1.) the total amount of the Facilities remains unchanged and 2.) if the Company’s senior secured debt ratings issued by S&P and Moody’s are B or higher and B2 or higher, respectively, any pricing grid increase will be limited to 50bps)), either before or after the closing of the Facilities, if Key the Lead Arranger determines in its reasonable discretion that such changes are advisable in order to ensure a successful syndication or an optimal capital structure. The commitments of Key under any Commitment Letter shall be subject to the agreements of this paragraph. The Term Sheet shall be deemed to be amended to reflect such changes and the syndication process shall continue. The agreements in this paragraph shall survive the closing of the Facilities.

KeyBank will manage, in consultation with you, all aspects of the syndication, including decisions as to the selection of institutions to be approached and when they will be approached, when their commitments will be accepted and which institutions will participate in the allocations of the commitments among the Lenders. You agree to assist KeyBank in forming any such syndicate and to provide the potential Lenders, promptly upon request, with all information reasonably requested by them to complete successfully the syndication, including but not limited to (a) your assistance in the preparation of an information package, including a Confidential Information Memorandum for the Facility and other marketing materials for delivery to potential Lenders and participants, and (b) such other information and projections prepared by you or your advisors relating to the Transactions as may be reasonably requested by KeyBank or the potential Lenders. You also agree to participate in, and to make appropriate senior officers and representatives of the Company available to participate in, informational meetings for potential Lenders and participants at such times and places as KeyBank may reasonably request and to use commercially reasonable efforts to ensure that KeyBank’s syndication efforts materially benefit from the Company’s existing lending relationships.

To ensure an orderly and effective syndication of the Facility, you agree that, from the date hereof until the termination of the syndication (as reasonably determined by KeyBank), you will not and will not permit any of your affiliates to and, after consummation of the Merger you will not permit the Target and its affiliates to, syndicate or issue, attempt to syndicate or issue, announce or authorize the announcement of the syndication or issuance of, or engage in discussions concerning the syndication or issuance of, any debt security or commercial bank or other debt facility (including any renewals thereof), without the prior written consent of KeyBank; provided, however, that the foregoing shall not apply to the transactions contemplated in this Commitment Letter.

You represent and warrant and covenant that, to the best of your knowledge:

(a) all written information (other than financial projections) taken with your and target’s filings with the SEC which have been or are hereafter furnished to KeyBank by you or any of your representatives in connection with the Transactions is complete and correct as of the date thereof in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were or are made; and

(b) all financial projections taken with your and target’s filings with the SEC that have been or are hereafter prepared by you or on your behalf and made available to KeyBank have been or will be prepared in good faith based upon what you believe to be reasonable assumptions (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond your, or the Target’s, control and that no assurance can be given that the projections will be realized).

You agree to supplement the information and projections referred to in clauses (a) and (b) above from time to time until completion of the syndication so that the representations and warranties in the preceding sentence remain correct without regard to when such information and projections were furnished. In issuing this Commitment Letter and arranging and syndicating the Facility, KeyBank will be entitled to use and rely on such information and projections without independent verification thereof.

The commitment of KeyBank hereunder is subject to your compliance with the terms and conditions of this Commitment Letter and the Fee Letter (as hereinafter defined); please note, however, that the terms and conditions of KeyBank’s commitment hereunder are not limited to those set forth herein and that those matters that are not covered or made clear herein are subject to mutual agreement of the parties hereto.

In addition to the fees described in the Term Sheet (including Annex I thereto) hereto, the Company will pay the fees set forth in the fee letter dated the date hereof (the “Fee Letter”) between you and KeyBank. The terms of the Fee Letter are an integral part of KeyBank’s commitment and undertaking hereunder and constitute part of this Commitment Letter for all purposes hereof. Each of the fees described in the Fee Letters and the Term Sheet hereto shall be nonrefundable when paid unless otherwise specified. You agree that neither you nor any of your affiliates will pay to any Lender any compensation or award any titles of any kind for its participation in the Facility except as expressly provided for in this Commitment Letter, Term Sheet or in the Fee Letter, or as you and we otherwise agree.

You agree to reimburse KeyBank and its affiliates for their reasonable out-of-pocket fees and expenses incurred in connection with the preparation, execution and delivery of this letter, the Fee Letter and the Facility Documents and the activities thereunder or contemplated thereby, including without limitation syndication expenses and the reasonable fees and expenses of a single outside counsel to KeyBank and its affiliates (whether incurred before or after the execution of this letter), whether or not any of the transactions contemplated hereby are consummated. You further agree to pay all reasonable out-of-pocket costs and expenses of KeyBank (including without limitation, reasonable fees and disbursements of counsel) incurred in connection with the enforcement of any of its rights and remedies hereunder.

You agree to indemnify and hold harmless each of KeyBank and each other Lender, their respective affiliates and each of their respective directors, officers, employees, agents and advisors (each, an “Indemnified Party”), from and against any and all claims, damages, liabilities (including securities law liabilities), losses and expenses, including reasonable fees, expenses and disbursements of counsel, which may be incurred by or asserted against an Indemnified Party in connection with KeyBank’s or any Lender’s commitment or participation in the transactions contemplated by this letter, the Facility or any related matter or any investigation, litigation or proceeding in connection therewith and whether or not the Acquisition is consummated or the Facility is drawn upon and whether or not such investigation, litigation or proceeding is brought by the Company, any of its shareholders or creditors, an Indemnified Party or any other person, or an Indemnified Party is otherwise a party thereto, except to the extent such claim, damage, loss, liability or expense resulted from such Indemnified Party’s own gross negligence or willful misconduct. No Indemnified

Party shall be responsible or liable to any other party hereto or any other person for consequential damages that may be alleged as a result of this letter or the breach of any party’s obligations hereunder or have any liability (whether direct or indirect, in contract, tort or otherwise) to the Company or any of its shareholders or creditors for or in connection with the transactions contemplated hereby except to the extent such liability resulted from such Indemnified Party’s gross negligence or willful misconduct.

This letter is delivered to you on the understanding that neither this letter nor any other agreement between us related to this letter or the Transactions, including the Term Sheet, and the Fee Letter, nor any of their terms or substance shall be disclosed, directly or indirectly, to any other person except (a) to your officers, agents and advisors who are directly involved in the consideration of this matter (and then only on a confidential and “need to know” basis) or (b) as may be compelled in a judicial or administrative proceeding or as otherwise required by law (in which case you agree to inform us promptly thereof); provided, however, that you may, after your acceptance of this Commitment Letter and the Fee Letter, and only in connection with the Acquisition, disclose this letter and the Term Sheet (including Annex I attached thereto) and their terms and substance (but not the Fee Letter or its terms and substance) (i) to the Target and others in connection with or related to the Acquisition, and (ii) to other persons to the extent the information being disclosed has been previously made publicly available other than through a breach of the terms of this Commitment Letter. Notwithstanding any of the foregoing to the contrary, you, KeyBank and each Lender may disclose to any and all persons any information with respect to the U.S. federal income tax treatment and U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to KeyBank or such Lender relating to the tax treatment and tax structure.

Our offer to provide the Facility will terminate at 5 PM, Pacific Standard Time, (i) on April 27, 2006, unless on or before that time you accept this letter by signing and returning an enclosed counterpart of this letter and the Fee Letter and (ii) if accepted by you on or prior to such time, on the earlier of September 30, 2006 and the date of execution of the Facility Documents. In any event your obligations with respect to indemnification, fees, costs, expenses and confidentiality shall remain in full force and effect, regardless of any termination of the commitment of KeyBank made hereunder; provided, that upon execution of the Facility Documents, your obligations with respect to indemnification set forth herein shall terminate automatically and be superseded by the indemnification provisions of the Facility Documents.

This letter is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This Commitment Letter is not intended to create a fiduciary relationship among the parties hereto. You acknowledge that KeyBank may provide debt financing, equity capital or other services (including financial advisory services) to parties whose interests may conflict with your or the Target’s respective interests. KeyBank will not furnish confidential information obtained from you, the Target or any of your or its respective affiliates to any of KeyBank’s other customers. Furthermore, KeyBank shall have no obligation to use in connection with the transactions contemplated hereby, or to furnish to you or the Target, confidential information obtained by KeyBank or any of its affiliates from any other person.

This letter and KeyBank’s commitment hereunder may not be assigned by you without the prior written consent of KeyBank, and any attempted assignment without such consent shall be void. KeyBank’s commitment hereunder may be assigned thereby to any of its affiliates or, in consultation with you, to any Lender. Any such assignment to an affiliate shall not relieve KeyBank from any of its obligations hereunder unless and until the Facility Documents with respect to such assigned commitment shall have been executed and delivered by the parties thereto, but any assignment to a Lender shall be by novation and shall release KeyBank from its commitment hereunder pro tanto. This letter may not be amended or modified or any provision hereof waived except in writing signed by you and KeyBank. This Commitment Letter together with the Term Sheet (including Annex I thereto) and the Fee Letter sets forth the entire agreement between the parties with respect to the matters addressed herein and supersedes all prior communications, written or oral, with respect hereto. This letter shall be governed by and construed in accordance with the internal laws of the State of New York. Each party hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Commitment Letter or the transactions contemplated hereby or the actions of the parties hereto in the negotiation, performance or enforcement hereof. This letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this letter by facsimile transmission shall be effective as delivery of a manually signed counterpart hereof.

We appreciate the opportunity to assist you in this very important transaction.

Very truly yours,

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Kevin McBride

Name:	Kevin McBride

Title:	Managing Director

Accepted and agreed to as of the date first above written:

QUANTUM CORPORATION

By:	/s/ Ned Hayes

Name:	Ned Hayes

Title:	Executive VP & CFO